UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ENCORE WIRE CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

As previously reported, on April 14, 2024, Encore Wire Corporation, a Delaware corporation (“Encore” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Prysmian S.p.A., a company organized under the laws of the Republic of Italy (“Parent”), Applause Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and solely as provided in Section 9.12 therein, Prysmian Cables and Systems USA, LLC, a Delaware limited liability company, pursuant to which Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.

Also as previously reported, the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) expired effective as of 11:59 p.m. Eastern Time on May 28, 2024. The parties do not expect any additional regulatory approvals to be required in order to consummate the Merger. The Company has scheduled a special stockholders meeting for June 26, 2024 for the Company’s stockholders to vote on adoption of the Merger Agreement, among other proposals. Accordingly, if the holders of a majority of the outstanding shares of Company common stock vote at the special stockholders meeting in favor of the proposal to adopt the Merger Agreement, then, subject to the satisfaction or waiver by the parties of the remaining conditions to closing, the parties would expect to consummate the Merger on or about July 2, 2024.

Additional Information About the Merger and Where to Find It

This communication relates to the proposed Merger of the Company with a subsidiary of Parent. In connection with the Merger, the Company filed a definitive proxy statement on Schedule 14A (the “Definitive Proxy Statement”) on May 22, 2024 with the U.S. Securities and Exchange Commission (the “SEC”). On or about May 22, 2024, the Company commenced mailing the Definitive Proxy Statement and a proxy card to each stockholder entitled to vote at the special meeting of stockholders relating to the Merger. The Definitive Proxy Statement contains important information about the Merger and related matters. BEFORE MAKING A VOTING DECISION, STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ALL OTHER RELEVANT MATERIALS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. Stockholders are able to obtain copies of the Definitive Proxy Statement and any other documents filed by the Company with the SEC (when they become available) for no charge at the SEC’s website at www.sec.gov. In addition, stockholders are able to obtain free copies of the Definitive Proxy Statement from the Company by going to the Company’s Investor Relations page on its corporate website at https://www.encorewire.com/investors/index.html.

Participants in the Solicitation

The Company, its directors—Daniel L. Jones, Gina A Norris, William R. Thomas, W. Kelvin Walker, Scott D. Weaver, and John H. Wilson—and Bret J. Eckert, the Company’s Executive Vice President and CFO, may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the Merger. As disclosed under “Security Ownership of Certain Beneficial Owners and Management” in the Definitive Proxy Statement, filed with the SEC on May 22, 2024 (available on the SEC’s EDGAR website at: https://www.sec.gov/Archives/edgar/data/850460/000110465924064083/tm2412615-3_defm14a.htm), as of May 17, 2024, Mr. Jones beneficially owned 5.36% of the Company’s common stock and Mr. Eckert beneficially owned 1.55% of the Company’s common stock. None of the other participants in the solicitation owns in excess of one percent of the Company’s common stock. More detailed information about the ownership interests of each director and Mr. Eckert can be found in their respective SEC filings on Forms 3, 4, and 5, all of which are available on the SEC’s website at www.sec.gov for no charge, and in the section of the Definitive Proxy Statement titled “Interests of the Directors and Executive Officers of Encore in the Merger.” Additional information regarding the participants in the solicitation, including their direct or indirect interests, by security holdings or otherwise, may be included in other relevant materials to be filed with the SEC in respect of the Merger when they become available.

Forward-Looking Statements Safe Harbor

The matters discussed in this filing may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements related to the regulatory approvals required to be obtained for in order to consummate the Merger, and the expected timing of the closing of the Merger. Forward-looking statements can be identified by words such as: “anticipate”, “intend”, “plan”, “goal”, “seek”, “believe”, “project”, “estimate”, “expect”, “strategy”, “future”, “likely”, “may”, “should”, “will” and similar references to future periods. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, such statements are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Therefore, you should not rely on any of these forward-looking statements. Examples of such uncertainties and risks include, but are not limited to, the possibility that we may be unable to obtain the required stockholder approval for the Merger, the possibility that one or more regulatory authorities may determine that their approval is required before the Merger can be consummated, or that other conditions to consummation of the Merger may not be satisfied, such that the Merger may not be consummated or that the consummation may be delayed, the reaction of distributors, vendors, other partners and employees to the announcement or consummation of the Merger, general macro-economic conditions, including risks associated with unforeseeable events such as pandemics, wars and other hostilities, emergencies or other disasters, risks associated with certain covenants in the Merger Agreement that may limit or disrupt our current plans and operations, the amount of the costs, fees, expenses and charges related to the Merger that may not be recovered if the Merger is not consummated for any reason, the outcome of any legal proceedings that may be brought related to the Merger, the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, other risks and uncertainties described in Part II, Item 1A of our Quarterly Report on Form 10-K for the quarter ended March 31, 2024, and in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2023, and other risks and uncertainties detailed from time to time in the Company’s reports filed with the Securities and Exchange Commission. Actual results may vary materially from those anticipated. Any forward-looking statement made by us in this filing is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.